                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 FORM 8 - K/A-1


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 1999



                            BALANCED CARE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              DELAWARE                              1-13845                           25-1761898
   (State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           incorporation)



               1215 MANOR DRIVE, MECHANICSBURG, PENNSYLVANIA 17055 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)




        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 717-796-6100

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not Applicable.

(b)      Pro forma financial information.


The accompanying unaudited pro forma financial information gives effect to the acquisition of the real property, improvements, furniture, fixtures and equipment of twelve Outlook Pointe(R) assisted living facilities which were developed by the Company over the past three years, leased from Meditrust by either the Company or a third party operator, and managed by the Company prior to closing on December 30, 1999 (the "Asset Acquisition"). Details of the Asset Acquisition were reported in the Company's previously submitted Current Report dated December 15, 1999 and filed January 14, 2000.

In a separate transaction, the Company divested its Missouri operations (the "Missouri Divestiture"), the details of which were reported in the Company's Current Report dated January 12, 2000 and filed January 27, 2000, in which pro forma adjustments for the Missouri Divestiture were presented as of and for the three months ended September 30, 1999. The pro forma adjustments for the Missouri Divestiture in this Current Report are as of and for the six months ended December 31, 1999.

The column captioned "Consolidated Pro Forma" on the Statement of Operations reflects the Asset Acquisition and the Missouri Divestiture as if they had occurred at the beginning of the period reported. The column captioned "Consolidated Pro Forma" on the Balance Sheet reflects the Asset Acquisition and Missouri Divestiture as if they occurred on the date reported.

Because the Asset Acquisition is reflected in the Consolidated Balance Sheet at December 31, 1999, no pro forma balance sheet adjustments are required for this transaction.

The unaudited pro forma data is based on the historical financial statements of the Company and gives effect to the adjustments (which the Company believes to be reasonable) described in the accompanying Notes to Unaudited Pro Forma Financial Information. They are not necessarily indicative of the Company's financial position or the results of operations that actually would have occurred if the transactions had been consummated on the dates shown. In addition, they are not intended to be a projection of results of operations that may be obtained by the Company in the future. The unaudited pro forma data should be read in conjunction with the consolidated financial statements and related notes thereto.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999
                             (DOLLARS IN THOUSANDS)



                                                                                                PRO FORMA
                                                                                                ADJUSTMENT
                                                                               THE COMPANY       MISSOURI       CONSOLIDATED
                                                                                  ACTUAL        DIVESTITURE      PRO FORMA
                                                                               ------------     -----------     ------------
                                                                                (unaudited)
ASSETS
Current assets:
     Cash and cash equivalents                                                    $   4,832     $   6,528(a)     $  11,360
     Receivables  (net of allowance for doubtful receivables)                        15,267        (1,000)(b)       14,267
     Development contracts in process                                                 1,248                          1,248
     Prepaid expenses and other current assets                                        1,066          (132)(c)          934
                                                                                  ---------     ---------        ---------

               Total current assets                                                  22,413         5,396           27,809
                                                                                  =========     =========        =========

Restricted investments                                                                1,353          (135)(c)        1,218
Property and equipment, net                                                          79,967        (3,910)(c)       76,057
Goodwill, net                                                                        15,004          (249)(c)       14,755
Purchase option deposits                                                              4,747                          4,747
Other assets                                                                          3,387         2,031(c)         5,418
                                                                                  ---------     ---------        ---------
               Total assets                                                       $ 126,871     $   3,133        $ 130,004
                                                                                  =========     =========        =========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Current portion of long-term debt                                            $   7,783                      $   7,783
     Accounts payable                                                                 6,062                          6,062
     Accrued payroll                                                                  1,855                          1,855
     Accrued expenses                                                                 5,849          (234)(c)        5,615
                                                                                  ---------     ---------        ---------
               Total current liabilities                                             21,549          (234)          21,315
Long-term debt, net of current portion                                               52,288                         52,288
Straight-line lease liability                                                         2,562        (1,390)(c)        1,172
Deferred revenue and other liabilities                                                  715         4,771(d)         5,486
                                                                                  ---------     ---------        ---------
               Total liabilities                                                     77,114         3,147           80,261
                                                                                  ---------     ---------        ---------

Stockholders' equity:
     Common stock, $.001 par value; authorized - 50,000,000 shares;
         issued and outstanding - 34,172,847 shares at
        December 31, 1999                                                                35             0               35
     Additional paid-in capital                                                      83,333                         83,333
     Accumulated deficit                                                            (33,611)          (14)(e)      (33,625)
                                                                                  ---------     ---------        ---------
               Total stockholders' equity                                            49,757           (14)          49,743
                                                                                  ---------     ---------        ---------
               Total liabilities and stockholders' equity                         $ 126,871     $   3,133        $ 130,004
                                                                                  =========     =========        =========

      See accompanying notes to consolidated pro forma financial statements

                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1999
                             (Dollars in thousands)

MISSOURI DIVESTITURE
--------------------

(a)     Represents the cash proceeds received from the sale, as follows:

        Sales price                                                                                   $9,200
        Consideration received in the form of promissory notes                                      ($2,525)
        Closing costs and additional rent paid at settlement                                           (147)

                                                                                                 ------------

        Total pro forma adjustment                                                                    $6,528
                                                                                                 ============


(b) Represents a provision for uncollectible receivables not sold as part of the Missouri Divestiture.


c)      Represents assets and liabilities of the Missouri operations sold, as follows:

        Prepaid expenses and other current assets                                                     ($132)
        Restricted investments                                                                        ($135)
        Property, plant and equipment, net                                                          ($3,910)
        Goodwill, net                                                                                 ($249)
        Other assets                                                                                  ($494) (1)
                                                                                                 ------------
                                                                                                    ($4,920)
        Accrued expenses                                                                                $234
        Lease liability                                                                               $1,390
                                                                                                 ------------
        Net assets sold                                                                             ($3,296)
                                                                                                 ============

        (1) The pro forma adjustment presented on the balance sheet reflects the net of the $494 of assets sold and the addition of the $2,525 promissory notes received as partial consideration for the sale.


(d)     Represents the net proceeds of the gain on sale as follows:

        Cash proceeds                                                                     $6,675
        Notes receivable                                                                   2,525      $9,200
                                                                                    ------------

        Less:        Provision for uncollectible receivables not sold                    (1,000)
                     Closing costs paid at settlement                                      (133)     (1,133)
                                                                                    -------------------------

        Net proceeds                                                                                   8,067
        Net assets sold                                                                             ($3,296)
                                                                                                 ------------

        Deferred gain on sale                                                                         $4,771 (2)
                                                                                                 ============

        (2) Additional costs relating to the divestiture and the disengagement of the regional office will reduce the deferred gain on sale in future reporting periods.


(e) Reflects past-due additional rent paid at settlement.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED JUNE 30, 1999 AND THE SIX MONTHS ENDED DECEMBER 31, 1999
                    (DOLLARS AND SHARE AMOUNTS IN THOUSANDS)

                                                                                  SIX MONTHS ENDED DECEMBER 31, 1999
                                                                --------------------------------------------------------------------
                                                                                         PRO FORMA ADJUSTMENTS
                                                                        ----------------------------------------------------
                                                                                                              TOTAL
                                                                              MISSOURI         ASSET        PRO FORMA   CONSOLIDATED
                                                                 ACTUAL      DIVESTITURE    ACQUISITION    ADJUSTMENTS   PRO FORMA
                                                               ---------     ----------      ---------      ---------    ---------
                                                                (unaudited
Revenues:
     Patient services                                          $  22,190     $ (17,765)(a)                  $ (17,765)   $   4,425
     Resident services                                            13,927        (1,832)(a)                     (1,832)      12,095
     Development fees                                                538                                            0          538
     Management fees                                                 175            (4)(a)                         (4)         171
     Other revenues                                                  111           (35)(a)       1,029(d)         994        1,105
                                                               ---------     ---------       ---------      ---------    ---------
Total revenues                                                    36,941       (19,636)          1,029        (18,607)      18,334
                                                               ---------     ---------       ---------      ---------    ---------

Operating expenses:
     Facility operating expenses:
          Salaries, wages and benefits                            17,534        (9,701)(a)                     (9,701)       7,833
          Other operating expenses                                11,016        (6,737)(a)                     (6,737)       4,279
     Development, general and administrative expense               5,169          (962)(a)                       (962)       4,207
     Provision for losses on development activities                                                                 0            0
     Provision for losses under shortfall funding agreements       1,550                                            0        1,550
     Provision for losses under severance agreements                                                                0            0
     Bad debt expense                                                                                               0            0
     Lease expense                                                 6,902        (3,000)(a)      (1,195)(e)     (4,195)       2,707
     Depreciation and amortization expense                         1,514          (172)(a)       1,001(f)         829        2,343
                                                               ---------     ---------       ---------      ---------    ---------
Total operating expenses                                          43,685       (20,572)           (194)       (20,766)      22,919
                                                               ---------     ---------       ---------      ---------    ---------
          Income (loss) from operations                           (6,744)          936           1,223          2,159       (4,585)

Other income (expense):
     Interest and other income                                       172            83(b)                          83          255
     Interest expense                                               (822)          290(c)       (2,012)(g)     (1,722)      (2,544)
     Loss on sale of assets                                                                                         0            0
                                                               ---------     ---------       ---------      ---------    ---------
          Loss before income taxes and
            extraordinary item                                    (7,394)        1,309            (789)           520       (6,874)
Provision for income taxes                                             5                                            0            5
                                                               ---------     ---------       ---------      ---------    ---------
          Income (loss) before extraordinary item                 (7,399)        1,309            (789)           520       (6,879)
Extraordinary loss on extinguishment of debt                        (739)                                           0         (739)
                                                               ---------     ---------       ---------      ---------    ---------
          Net income (loss)                                       (8,138)        1,309            (789)           520       (7,618)
                                                               ---------     ---------       ---------      ---------    ---------

Basic loss per share:
     Loss before extraordinary item                            $   (0.39)                                                $   (0.36)
                                                               =========                                                 =========
     Net loss                                                  $   (0.43)                                                $   (0.40)
                                                               =========                                                 =========
Diluted loss per share:
     Loss before extraordinary item                            $   (0.39)                                                $   (0.36)
                                                               =========                                                 =========
     Net loss                                                  $   (0.43)                                                $   (0.40)
                                                               =========                                                 =========
Weighted average shares - basic                                   18,945                                                    18,945
                                                               =========                                                 =========
Weighted average shares - diluted                                 18,945                                                    18,945
                                                               =========                                                 =========

                                                                                      YEAR ENDED JUNE 30, 1999
                                                                 -----------------------------------------------------------
                                                                                              PRO FORMA ADJUSTMENTS
                                                                       -----------------------------------------------------
                                                                                                                   TOTAL
                                                                               MISSOURI           ASSET         PRO FORMA
                                                                 ACTUAL       DIVESTITURE      ACQUISITION    ADJUSTMENTS
                                                              -----------      ---------        ---------      ---------
                                                                (audited)
Revenues:
     Patient services                                          $  47,999       $ (38,474)(h)                   $ (38,474)
     Resident services                                            22,748          (3,370)(h)                      (3,370)
     Development fees                                              6,288                                               0
     Management fees                                               1,117              (4)                             (4)
     Other revenues                                                  294            (211)(h)        2,896(j)       2,685
                                                              ----------       ---------        ---------      ---------
Total revenues                                                    78,446         (42,059)           2,896        (39,163)
                                                              ----------       ---------        ---------      ---------

Operating expenses:
     Facility operating expenses:
          Salaries, wages and benefits                            32,994         (18,878)(h)                      (18,878)
          Other operating expenses                                22,480         (15,266)(h)                      (15,266)
     Development, general and administrative expense              12,781          (2,035)(h)                       (2,035)
     Provision for losses on development activities               13,050                                                0
     Provision for losses under shortfall
       funding agreements                                          4,660                                                0
     Provision for losses under severance agreements               1,600                                                0
     Bad debt expense                                              2,044                                                0
     Lease expense                                                10,715          (5,921)(h)         (558)(k)     (6,479)
     Depreciation and amortization expense                         2,145            (283)(h)        2,003(l)       1,720
                                                              ----------       ---------        ---------      ---------
Total operating expenses                                         102,469         (42,383)           1,445        (40,938)
                                                              ----------       ---------        ---------      ---------
          Income (loss) from operations                          (24,023)            324            1,451          1,775

Other income (expense):
     Interest and other income                                       780          67 (I)                              67
     Interest expense                                               (647)        370 (h)           (4,024)(m)     (3,654)
     Loss on sale of assets                                         (302)                                              0
                                                              ----------       ---------        ---------      ---------
          Loss before income taxes and
            extraordinary item                                   (24,192)            761           (2,573)        (1,812)
Provision for income taxes                                          (555)                                              0
                                                              ----------       ---------        ---------      ---------
          Income (loss) before extraordinary item                (23,637)            761           (2,573)        (1,812)
Extraordinary loss on extinguishment of debt                                                                           0
                                                              ----------       ---------        ---------      ---------
          Net income (loss)                                    $ (23,637)      $     761        $  (2,573)     $  (1,812)
                                                              ----------       ---------        ---------      ---------

Basic loss per share:
     Loss before extraordinary item                            $   (1.41)
                                                               =========
     Net loss                                                  $   (1.41)
                                                               =========
Diluted loss per share:
     Loss before extraordinary item                            $   (1.41)
                                                               =========
     Net loss                                                  $   (1.41)
                                                               =========
Weighted average shares - basic                                   16,713
                                                               =========
Weighted average shares - diluted                                 16,713
                                                               =========

                                                              YEAR ENDED JUNE 30, 1999
                                                              ------------------------
                                                              PRO FORMA ADJUSTMENTS
                                                              ---------------------

                                                                 CONSOLIDATED
                                                                PRO FORMA
                                                                ---------

Revenues:
     Patient services                                             $ 9,525
     Resident services                                             19,378
     Development fees                                               6,288
     Management fees                                                1,113
     Other revenues                                                 2,979
                                                                ---------
Total revenues                                                     39,283
                                                                ---------

Operating expenses:
     Facility operating expenses:
          Salaries, wages and benefits                             14,116
          Other operating expenses                                  7,214
     Development, general and administrative expense               10,746
     Provision for losses on development activities                13,050
     Provision for losses under shortfall
       funding agreements                                           4,660
     Provision for losses under severance agreements                1,600
     Bad debt expense                                               2,044
     Lease expense                                                  4,236
     Depreciation and amortization expense                          3,865
                                                                ---------
Total operating expenses                                           61,531
                                                                ---------
          Income (loss) from operations                           (22,248)

Other income (expense):
     Interest and other income                                        847
     Interest expense                                              (4,301)
     Loss on sale of assets                                          (302)
                                                                ---------
          Loss before income taxes and
            extraordinary item                                    (26,004)
Provision for income taxes                                           (555)
                                                                ---------
          Income (loss) before extraordinary item                 (25,449)
Extraordinary loss on extinguishment of debt                            0
                                                                ---------
          Net income (loss)                                     $ (25,449)
                                                                ---------

Basic loss per share:
     Loss before extraordinary item                             $   (1.52)(j)
                                                                =========
     Net loss                                                   $   (1.52)(j)
                                                                =========
Diluted loss per share:
     Loss before extraordinary item                             $   (1.52)
                                                                =========
     Net loss                                                   $   (1.52)
                                                                =========
Weighted average shares - basic                                    16,713
                                                                =========
Weighted average shares - diluted                                  16,713
                                                                =========

      See accompanying notes to consolidated pro forma financial statements

             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                       SIX MONTHS ENDED DECEMBER 31, 1999
                             (dollars in thousands)


(a) Represents the elimination of revenues and expenses of the Missouri operations.


(b) Represents interest income on promissory notes received as part the total consideration received from the divestiture of the Missouri operations, net of the elimination of interest income on divested operations, calculated as follows:

                                                               Annual
                                                  Principal     Rate     Interest
                                                  ---------    ------    --------
First Promissory Note                              $   525     10.00%    $    26

Second Promissory Note                             $ 2,000      8.75%         88
                                                                         -------

Interest on promissory notes                                                 114

Interest income relating to divested operations                              (31)
                                                                         -------

Pro forma adjustment                                                     $    83
                                                                         =======


c) Represents an adjustment for the interest expense paid on the portion of the outstanding balance of the working capital line of credit which was collateralized by two of the divested skilled nursing properties. The aforementioned outstanding balance was repaid in anticipation of the divestiture, pursuant to the requirements of the loan and security agreement in which these two divested properties were pledged as collateral. Also included is an adjustment for miscellaneous interest expense incurred by the divested Missouri operations. The calculation follows.


        Average outstanding borrowing base generated by
            the pledged divested properties                             $5,400
        Interest rate                                                    11.25%
        Number of months outstanding                                         5
                                                                  ------------
        Interest reduction on line of credit                               253
        Interest expense relating to divested operations                    37
                                                                  ------------
        Pro forma adjustment                                            $  290
                                                                  ============


(d) Represents rental income from the acquired properties, which the Company would have received as property owners of its managed operations. The adjustment is equivalent to the rent paid to the previous property owner by the third party owner of the managed operations.


(e) Represents the elimination of rent expense for the acquired properties previously leased, which the Company would not have paid as owners of the property and operations. The adjustment is equivalent to the rent paid to the previous owner of the property.


(f) Represents the Company's estimated depreciation on the assets acquired and amortization of deferred financing costs incurred relating to the promissory note with Heller Healthcare Finance, Inc., calculated as follows:

                                                                  Depreciation
                                                       Asset    and Amortization
        Asset                                Basis      Life       Adjustment
        ---------------------------       --------------------------------------
        Land                                 $5,735      n/a                $  0
        Land Improvements                       700       15                  23
        Buildings and Improvements           42,497       40                 531
        Furniture and Equipment               3,300       10                 165
                                           --------                -------------
                                             52,232                          719
                                           --------                -------------
        Deferred financing costs              1,127        2                 282
                                           --------                -------------
        Total pro forma adjustment          $53,359                       $1,001
                                           ========                =============


(g) Represents interest expense on debt related to the financing of the acquired assets, calculated as follows:

                                                                          Assumed
                                                              Loan        Interest       Interest
        Lender                                               Amount      Rate/Yield     Adjustment
        --------------------------------------             ---------------------------------------
        Heller Healthcare Finance, Inc.                     $32,000          9.80%          $1,568
        FRR Investments Limited                               7,000         12.68%             444
                                                                                      ------------
            Total pro forma adjustment                                                      $2,012
                                                                                      ============

             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                            YEAR ENDED JUNE 30, 1999
                             (dollars in thousands)



(h) Represents the elimination of revenues and expenses of the Missouri operations.


(I) Represents interest income on promissory notes received as part the total consideration received from the divestiture of the Missouri operations, net of the elimination of interest income on divested operations, calculated as follows:

                                                                           Annual
                                                     Principal              Rate               Interest
                                                   ---------------      --------------      ---------------
       Promissory Note                                     $  525              10.00%               $   53
       Second Promissory Note                              $2,000               8.75%                  175
                                                                                            ---------------
       Interest on promissory notes                                                                    228
       Interest income relating to divested operations                                               (161)
                                                                                            ---------------
       Pro forma adjustment                                                                         $   67
                                                                                            ===============


(j) Represents rental income from the acquired properties, which the Company would have received as property owners of its managed operations. The adjustment is equivalent to the rent paid to the previous property owner by the third party owner of the managed operations.


(k) Represents the elimination of rent expense for the acquired properties previously leased, which the Company would not have paid as owners of the property and operations. The adjustment is equivalent to the rent paid to the previous owner of the property.


(l) Represents the Company's estimated depreciation on the assets acquired and amortization of deferred financing cost incurred relating to the promissory note with Heller Healthcare Finance, Inc., calculated as follows:


                                                                                         Depreciation
                                                                                Asset  and Amortization
       Asset                                                          Basis     Life      Adjustment
       ---------------                                          ---------------------------------------
       Land                                                       $5,735         n/a             $    0
       Land Improvements                                             700          15                 47
       Buildings and Improvements                                 42,497          40              1,062
       Furniture and Equipment                                     3,300          10                330
                                                                --------                   ------------
                                                                  52,232                          1,439
                                                                --------                   ------------
       Deferred financing costs                                    1,127           2                564
                                                                --------                   ------------
       Total pro forma adjustment                                $53,359                         $2,003
                                                                ========                   ============

(m) Represents interest expense on debt related to the financing of the acquired assets, calculated as follows:

                                                           Assumed
                                              Loan        Interest       Interest
       Lender                                Amount      Rate/Yield     Adjustment
       -------------------------------   -----------------------------------------

       Heller Healthcare Finance, Inc.      $32,000           9.80%       $(3,136)
       FRR Investments Limited                7,000          12.68%          (888)
                                                                      -----------
       Total pro forma adjustment                                         $(4,024)
                                                                      ===========

(c) Exhibits. The following Exhibits are filed with this Current Report on Form 8-K Pursuant to Item 601 of Regulation S-K:


Exhibit
Number            Description
------            -----------
 4.1              Subscription Agreement dated October 8, 1999, as amended and restated October 11, 1999, between the Company and IPC
                  (incorporated by reference to Exhibit 4.1 to the Company's
                  8-K dated October 8, 1999)

10.1              Memorandum of Understanding by and among New Meditrust
                  Company LLC, IPC Advisors S.a.r.l., Balanced Care
                  Corporation, and Balanced Care Realty at Altoona, Inc.,
                  Balanced Care Realty at Berwick, Inc., Balanced Care Realty at
                  Lewistown, Inc., Balanced Care Realty at Mansfield, Inc.,
                  Balanced Care Realty at Martinsburg, Inc., Balanced Care
                  Realty at Maumelle, Inc., Balanced Care Realty at Mountain
                  Home, Inc., Balanced Care Realty at Peckville, Inc., Balanced
                  Care Realty at Reading, Inc., Balanced Care Realty at
                  Scranton, Inc., Balanced Care Realty at Sherwood, Inc., and
                  Balanced Care Realty at State College, Inc. dated as of
                  December 30, 1999 (previously filed)

10.2              Option Agreement by and among New Meditrust Company LLC, IPC
                  Advisors S.a.r.l., and Balanced Care Corporation dated as of
                  December 30, 1999 (previously filed)

10.3              Promissory Note made by Balanced Care Corporation and IPC
                  Advisors S.a.r.l. in favor of New Meditrust Company LLC dated
                  December 30, 1999 (previously filed)

10.4              Loan Agreement by and among Heller Healthcare Finance, Inc.,
                  Balanced Care Realty at Berwick, Inc., Balanced Care at
                  Lewistown, Inc., Balanced Care Realty at Mansfield, Inc.,
                  Balanced Care Realty at Martinsburg, Inc., Balanced Care
                  Realty at Maumelle, Inc., Balanced Care Realty at Mountain
                  Home, Inc., Balanced Care Realty at Peckville, Inc., Balanced
                  Care Realty at Reading, Inc., Balanced Care Realty at
                  Scranton, Inc., Balanced Care Realty at Sherwood, Inc., and
                  Balanced Care Realty at State College, Inc. dated as of
                  December 30, 1999 (previously filed)

10.5              Series One 1999 BCC Discount Note made by Balanced Care
                  Corporation in favor of FRR Investments Limited dated
                  December 29, 1999 (previously filed)

10.6              Indemnification, Defense, Hold Harmless and Reimbursement
                  Agreement by and between Balanced Care Corporation and IPC
                  Advisors S.a.r.l. dated as of December 29, 1999 (previously filed)

10.7              Right of First Refusal Agreement by and among Meditrust
                  Mortgage Investments, Inc., Meditrust Corporation, and IPC
                  Advisors S.A.R.L. dated as December 30, 1999 (previously filed)

99.1              Press release of the Company dated December 15, 1999
                  (previously filed)

99.2              Press release of the Company dated December 21, 1999
                  (previously filed)

99.3              Press release of the Company dated January 13, 2000
                  (previously filed)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     BALANCED CARE CORPORATION

                                        /s/ Clint T. Fegan

Date:    March 14, 2000             By:     Clint T. Fegan
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------
 4.1              Subscription Agreement dated October 8, 1999, as amended and restated October 11, 1999, between the Company and IPC
                  (incorporated by reference to Exhibit 4.1 to the Company's
                  8-K dated October 8, 1999)

10.1              Memorandum of Understanding by and among New Meditrust
                  Company LLC, IPC Advisors S.a.r.l., Balanced Care
                  Corporation, and Balanced Care Realty at Altoona, Inc.,
                  Balanced Care Realty at Berwick, Inc., Balanced Care Realty at
                  Lewistown, Inc., Balanced Care Realty at Mansfield, Inc.,
                  Balanced Care Realty at Martinsburg, Inc., Balanced Care
                  Realty at Maumelle, Inc., Balanced Care Realty at Mountain
                  Home, Inc., Balanced Care Realty at Peckville, Inc., Balanced
                  Care Realty at Reading, Inc., Balanced Care Realty at
                  Scranton, Inc., Balanced Care Realty at Sherwood, Inc., and
                  Balanced Care Realty at State College, Inc. dated as of
                  December 30, 1999 (previously filed)

10.2              Option Agreement by and among New Meditrust Company LLC, IPC
                  Advisors S.a.r.l., and Balanced Care Corporation dated as of
                  December 30, 1999 (previously filed)

10.3              Promissory Note made by Balanced Care Corporation and IPC
                  Advisors S.a.r.l. in favor of New Meditrust Company LLC dated
                  December 30, 1999 (previously filed)

10.4              Loan Agreement by and among Heller Healthcare Finance, Inc.,
                  Balanced Care Realty at Berwick, Inc., Balanced Care at
                  Lewistown, Inc., Balanced Care Realty at Mansfield, Inc.,
                  Balanced Care Realty at Martinsburg, Inc., Balanced Care
                  Realty at Maumelle, Inc., Balanced Care Realty at Mountain
                  Home, Inc., Balanced Care Realty at Peckville, Inc., Balanced
                  Care Realty at Reading, Inc., Balanced Care Realty at
                  Scranton, Inc., Balanced Care Realty at Sherwood, Inc., and
                  Balanced Care Realty at State College, Inc. dated as of
                  December 30, 1999 (previously filed)

10.5              Series One 1999 BCC Discount Note made by Balanced Care
                  Corporation in favor of FRR Investments Limited dated
                  December 29, 1999 (previously filed)

10.6              Indemnification, Defense, Hold Harmless and Reimbursement
                  Agreement by and between Balanced Care Corporation and IPC
                  Advisors S.a.r.l. dated as of December 29, 1999 (previously filed)

10.7              Right of First Refusal Agreement by and among Meditrust
                  Mortgage Investments, Inc., Meditrust Corporation, and IPC
                  Advisors S.A.R.L. dated as December 30, 1999 (previously filed)

99.1              Press release of the Company dated December 15, 1999
                  (previously filed)

99.2              Press release of the Company dated December 21, 1999
                  (previously filed)

99.3              Press release of the Company dated January 13, 2000
                  (previously filed)